Exhibit 99.1

Media contact: media-relations@its.jnj.com	Investor contact: investor-relations@its.jnj.com
For immediate release
Johnson & Johnson reports Q2 2025 results; raises 2025 outlook
•2025 Second-Quarter reported sales growth of 5.8% to $23.7 Billion with operational growth of 4.6%* and adjusted operational growth of 3.0%*
•2025 Second-Quarter reflects earnings per share (EPS) of $2.29 and adjusted EPS of $2.77
•Significant new product pipeline progress including approval of IMAAVY for generalized myasthenia gravis, priority review for TAR-200, data for CARVYKTI overall survival and progression-free benefits in multiple myeloma, and continuation of the clinical trial for a general surgery robotic system, OTTAVA
•Strong operational performance and favorable foreign exchange results in Company increasing full year estimated reported sales5 guidance at the midpoint by $2 billion dollars to 5.4% and full year EPS guidance by $0.25 to $10.85. Adjusted operational EPS increased to $10.68 at the midpoint.
New Brunswick, N.J. (July 16, 2025) – Johnson & Johnson (NYSE: JNJ) today announced results for second-quarter 2025. “Today’s strong results reflect the depth and strength of Johnson & Johnson’s uniquely diversified business operating across both MedTech and Innovative Medicine,” said Joaquin Duato, Chairman and Chief Executive Officer, Johnson & Johnson. “Our portfolio and pipeline position us for elevated growth in the second half of the year, with game-changing approvals and submissions anticipated in areas like lung and bladder cancer, major depressive disorder, psoriasis, surgery and cardiovascular, which will extend and improve lives in transformative ways.”
Overall financial results

	Q2
($ in Millions, except EPS)	2025	2024	% Change
Reported Sales	$23,743	$22,447	5.8%
Net Earnings	$5,537	$4,686	18.2%
EPS (diluted)	$2.29	$1.93	18.7%

	Q2
Non-GAAP* ($ in Millions, except EPS)	2025	2024	% Change
Operational Sales[1,2]			4.6%
Adjusted Operational Sales[1,3]			3.0%
Adjusted Net Earnings[1,4]	$6,699	$6,840	-2.1%
Adjusted EPS (diluted)[1,4]	$2.77	$2.82	-1.8%
Free Cash Flow[6,7]	~$6,200	$7,507
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
4Excludes intangible amortization expense and special items
5Excludes COVID-19 Vaccine
6Non-GAAP measure; defined as cash flow from operating activities, less additions to property, plant and equipment. Cash flow from operations, the most directly comparable GAAP financial measure, will be included in subsequent SEC filings.
7Second-quarter YTD 2025 is estimated as of July 16, 2025
Note: values may have been rounded

Regional sales results

Q2				% Change
($ in Millions)	2025	2024	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
U.S.	$13,544	$12,569	7.8%	7.8	-	5.0
International	10,199	9,878	3.2	0.6	2.6	0.4
Worldwide	$23,743	$22,447	5.8%	4.6	1.2	3.0
1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Segment sales results

Q2				% Change
($ in Millions)	2025	2024	Reported	Operational[1,2]	Currency	Adjusted Operational[1,3]
Innovative Medicine	$15,202	$14,490	4.9%	3.8	1.1	2.4
MedTech	8,541	7,957	7.3	6.1	1.2	4.1
Worldwide	$23,743	$22,447	5.8%	4.6	1.2	3.0

1Non-GAAP financial measure; refer to reconciliations of non-GAAP financial measures included in accompanying schedules
2Excludes the impact of translational currency
3Excludes the net impact of acquisitions and divestitures and translational currency
Note: values may have been rounded

Second-Quarter 2025 segment commentary:
Operational sales* reflected below excludes the impact of translational currency.
Innovative Medicine
Innovative Medicine worldwide operational sales grew 3.8%*, with net acquisitions and divestitures positively impacting growth by 1.4%. Growth was primarily driven by DARZALEX, CARVYKTI, ERLEADA and RYBREVANT/LAZCLUZE in Oncology, TREMFYA and SIMPONI/SIMPONI ARIA in Immunology, and SPRAVATO in Neuroscience. Growth was partially offset by an approximate (1,170) basis points impact from STELARA in Immunology, and an approximate (130) basis points impact from COVID-19 in Infectious Diseases.
MedTech
MedTech worldwide operational sales grew 6.1%*, with net acquisitions and divestitures positively impacting growth by 2.0%. Growth was primarily driven by electrophysiology products and Abiomed in Cardiovascular, as well as wound closure products in General Surgery.

Full-year 2025 guidance:
Johnson & Johnson does not provide GAAP financial measures on a forward-looking basis because the company is unable to predict with reasonable certainty the ultimate outcome of legal proceedings, unusual gains and losses, acquisition-related expenses, and purchase accounting fair value adjustments without unreasonable effort. These items are uncertain, depend on various factors, and could be material to Johnson & Johnson's results computed in accordance with GAAP.

($ in Billions, except EPS)	July 2025	April 2025
Adjusted Operational Sales[1,2,5] Change vs. Prior Year / Mid-point	3.2% – 3.7% / 3.5%	2.0% – 3.0% / 2.5%
Operational Sales2,5 / Mid-point Change vs. Prior Year / Mid-point	$92.7B – $93.1B / $92.9B 4.5% – 5.0% / 4.8%	$91.6B – $92.4B / $92.0B 3.3% – 4.3% / 3.8%
Estimated Reported Sales3,5/ Mid-point Change vs. Prior Year / Mid-point	$93.2B – $93.6B / $93.4B 5.1% – 5.6% / 5.4%	$91.0B – $91.8B / $91.4B 2.6% – 3.6% / 3.1%
Adjusted Operational EPS (Diluted)2,4 / Mid-point Change vs. Prior Year / Mid-point	$10.63 – $10.73 / $10.68 6.5% – 7.5% / 7.0%	$10.50 – $10.70 / $10.60 5.2% – 7.2% / 6.2%
Adjusted EPS (Diluted)3,4 / Mid-point Change vs. Prior Year / Mid-point	$10.80 – $10.90 / $10.85 8.2% – 9.2% / 8.7%	$10.50 – $10.70 / $10.60 5.2% – 7.2% / 6.2%

1Non-GAAP financial measure; excludes the net impact of acquisitions and divestitures
2Non-GAAP financial measure; excludes the impact of translational currency
3Calculated using Euro Average Rate: July 2025 = $1.13 and April 2025 = $1.10 (Illustrative purposes only)
4Non-GAAP financial measure; excludes intangible amortization expense and special items
5Excludes COVID-19 Vaccine
Note: percentages may have been rounded
Other modeling considerations will be provided on the webcast
Notable announcements in the quarter:
The information contained in this section should be read together with Johnson & Johnson’s other disclosures filed with the Securities and Exchange Commission, including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Copies of these filings are available online at www.sec.gov, www.jnj.com or on request from Johnson & Johnson. The reader is also encouraged to review all other news releases and information available in the Investor Relations section of the company’s website at News Releases, as well as Innovative Medicine News Center, MedTech News & Events, and www.factsabouttalc.com.

Regulatory	Supplemental new drug application submitted to U.S. FDA for CAPLYTA® (lumateperone) with data demonstrating significant schizophrenia relapse prevention compared to placebo[1]	Press Release
	DARZALEX® (daratumumab) receives the first positive CHMP opinion for patients with high-risk smouldering multiple myeloma	Press Release
	IMBRUVICA® (ibrutinib) receives positive CHMP opinion for the treatment of patients with previously untreated mantle cell lymphoma (MCL) who would be eligible for autologous stem cell transplant	Press Release
	U.S. FDA Oncologic Drugs Advisory Committee votes in favor of the benefit-risk profile of DARZALEX FASPRO® (daratumumab and hyaluronidase-fihj) for high-risk smoldering multiple myeloma	Press Release
	Johnson & Johnson receives FDA approval for IMAAVY™ (nipocalimab-aahu), a new FcRn blocker offering long-lasting disease control in the broadest population of people living with generalized myasthenia gravis (gMG)	Press Release

	Johnson & Johnson MedTech Announces Completion of First Cases with OTTAVA™ Robotic Surgical System	Press Release
Data Releases	IMAAVY™ (nipocalimab-aahu) showed greater sustained disease control versus approved FcRn blockers for generalized myasthenia gravis (gMG) at multiple timepoints over 24 weeks in newly published indirect treatment comparison (ITC)	Press Release
	Investigational combination of first-in-class bispecifics TALVEY® and TECVAYLI® shows deep and durable responses in heavily pretreated multiple myeloma patients with extramedullary disease	Press Release
	Johnson & Johnson's dual-targeting CAR T-cell therapy shows encouraging first results in large B-cell lymphoma	Press Release
	New results for Johnson & Johnson's bleximenib demonstrate promising antileukemic activity in combination with venetoclax and azacitidine for acute myeloid leukemia	Press Release
	Significant efficacy benefit of IMBRUVICA® (ibrutinib) plus venetoclax versus acalabrutinib plus venetoclax in frontline treatment of patients with chronic lymphocytic leukaemia suggested by indirect treatment comparison	Press Release
	New data show TREMFYA® (guselkumab) is the only IL-23 inhibitor proven to significantly inhibit progression of joint structural damage in active psoriatic arthritis	Press Release
	DARZALEX FASPRO® (daratumumab and hyaluronidase-fihj)-based regimen shows 95 percent progression-free survival at four years in transplant-eligible, newly diagnosed patients with multiple myeloma who achieved sustained MRD negativity	Press Release
	Early results from Johnson & Johnson's trispecific antibody show promising response in heavily pretreated multiple myeloma patients	Press Release
	Single infusion of CARVYKTI® (ciltacabtagene autoleucel) delivered lasting treatment-free remissions for at least five years in patients with relapsed or refractory multiple myeloma	Press Release
	Johnson & Johnson leads with first PARP inhibitor combo to improve efficacy in patients with HRR-altered mCSPC	Press Release
	Johnson & Johnson unveils first-in-human results for pasritamig, showing early anti-tumor activity in prostate cancer	Press Release
	Shockwave Medical Study Confirms Benefit of IVL-First Strategy in Real-World Female Patients with Complex Calcified Lesions in Late-Breaking Data Presentation at EuroPCR 2025	Press Release
	Icotrokinra results show significant skin clearance in patients with difficult-to-treat scalp and genital psoriasis	Press Release
	TREMFYA® (guselkumab) delivers sustained clinical and endoscopic remission in ulcerative colitis through two years	Press Release
	TREMFYA® (guselkumab) positioned to become the first and only IL-23 inhibitor to offer subcutaneous induction in ulcerative colitis as demonstrated in new data through 24 weeks	Press Release
	Johnson & Johnson's TAR-200 monotherapy achieves high disease-free survival of more than 80 percent in BCG-unresponsive, high-risk papillary NMIBC	Press Release
	Johnson & Johnson's TAR-200 monotherapy demonstrates highest complete response rate with sustained clinical benefits in patients with certain types of bladder cancer	Press Release

	Johnson & Johnson MedTech Presents 3-Month Data from Omny-IRE Clinical Trial at 2025 Heart Rhythm Society Annual Meeting	Press Release
Product Launch	Johnson & Johnson Launches First and Only Daily Disposable Multifocal Toric Contact Lens - ACUVUE OASYS MAX 1-Day MULTIFOCAL for ASTIGMATISM	Press Release
	Johnson & Johnson Launches VOLT™ Wrist and Proximal Humerus Plating Systems in the U.S.	Press Release
	Johnson & Johnson Launches New TECNIS Odyssey Next-Generation Intraocular Lens in Europe, the Middle East, and Canada Offering Cataract Patients Precise Vision at Every Distance in Any Lighting	Press Release
	Johnson & Johnson Launches KINCISE™ 2 System, the Only Automated Surgical Impactor Approved for Knee and Hip Revision Procedures	Press Release
	Johnson & Johnson MedTech Launches SOUNDSTAR CRYSTAL™ in the US, Redefining Image Clarity in 2D Intracardiac Imaging	Press Release
Other	Johnson & Johnson Elects Daniel Pinto, President, JPMorganChase to its Board of Directors	Press Release
1Subsequent to the quarter

Webcast information:
Johnson & Johnson will conduct a conference call with investors to discuss this earnings release today at 8:30 a.m., Eastern Time. A simultaneous webcast of the call for investors and other interested parties may be accessed by visiting the Johnson & Johnson website. A replay and podcast will be available approximately two hours after the live webcast in the Investor Relations section of the company's website at events-and-presentations.

About Johnson & Johnson:
At Johnson & Johnson, we believe health is everything. Our strength in healthcare innovation empowers us to build a world where complex diseases are prevented, treated, and cured, where treatments are smarter and less invasive, and solutions are personal. Through our expertise in Innovative Medicine and MedTech, we are uniquely positioned to innovate across the full spectrum of healthcare solutions today to deliver the breakthroughs of tomorrow, and profoundly impact health for humanity. Learn more at www.jnj.com.

Non-GAAP financial measures:
* “Operational sales growth” excluding the impact of translational currency, “adjusted operational sales growth” excluding the net impact of acquisitions and divestitures and translational currency, as well as “adjusted net earnings”, “adjusted diluted earnings per share” and “adjusted operational diluted earnings per share” excluding after-tax intangible amortization expense and special items, are non-GAAP financial measures and should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Except for guidance measures, reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found in the accompanying financial schedules of the earnings release and the Investor Relations section of the company's website at quarterly results.
Copies of the financial schedules accompanying this earnings release are available on the company’s website at quarterly results. These schedules include supplementary sales data, a condensed consolidated statement of earnings, reconciliations of non-GAAP financial measures, and sales of key products/franchises. Additional information on Johnson & Johnson, including adjusted income before tax by segment, an Innovative Medicine pipeline of selected compounds in late stage development and a copy of today’s earnings call presentation can also be found in the Investor Relations section of the company's website at quarterly results.

Note to investors concerning forward-looking statements:
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things: future operating and financial performance, product development, and market position and business strategy. The reader is cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Johnson & Johnson. Risks and uncertainties include, but are not limited to: economic factors, such as interest rate and currency exchange rate fluctuations or changes to applicable laws and regulations; competition, including technological advances, new products and patents attained by competitors; challenges inherent in new product research and development, including uncertainty of clinical success and obtaining regulatory approvals; uncertainty of commercial success for new and existing products; challenges to patents; the impact of patent expirations; the ability of the Company to successfully execute strategic plans, including restructuring plans; the impact of business combinations and divestitures; manufacturing difficulties or delays, internally or within the supply chain; product efficacy or safety concerns resulting in product recalls or regulatory action; significant adverse litigation or government action, including related to product liability claims; changes to applicable laws and regulations, including tax laws and global health care reforms; trends toward health care cost containment; changes in behavior and spending patterns of purchasers of health care products and services; financial instability of international economies and legal systems and sovereign risk; and increased scrutiny of the health care industry by government agencies. A further list and descriptions of these risks, uncertainties and other factors can be found in Johnson & Johnson’s most recent Annual Report on Form 10-K, including in the sections captioned “Cautionary Note Regarding Forward-Looking Statements” and “Item 1A. Risk Factors,” and in Johnson & Johnson’s subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Copies of these filings are available online at www.sec.gov, www.jnj.com, investor.jnj.com, or on request from Johnson & Johnson. Any forward-looking statement made in this release speaks only as of the date of this release. Johnson & Johnson does not undertake to update any forward-looking statement as a result of new information or future events or developments.